SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2006
                                                         -----------------

                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-9624                  22-2332039
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(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)


  Suite 1300, 1105 N. Market St., PO Box 8985, Wilmington, Delaware, 19899-8985
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (302) 427-7599
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-14(C))




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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



Item 8.01 Other Events


On February 14, 2006 the Board of Directors of International Thoroughbred Breeders, Inc. approved a change in the fiscal year end of the Company from June 30th to a calendar year end of December 31st. The Company will report audited results for the six month transitional financial period of July 1, 2005 to December 31, 2005 on Form 10-K in March 2006. The Company's fiscal quarters will end on the last day of March, June, September and December each year. The Board of Directors decision to change the fiscal year end was taken to synchronize the internal fiscal reporting period of the Company's primary operating subsidiary and to conform the loan covenant requirements of our primary lender to a calendar year. International Thoroughbred Breeders, Inc. had selected the existing June 30th fiscal year end many years ago because it matched the breeding and 'foal to market' cycle of our equine subsidiaries.

                          [THE SIGNATURE PAGE FOLLOWS]


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


                                   SIGNATURES

     Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INTERNATIONAL THOROUGHBRED
                              BREEDERS, INC.

                              By:/s/Francis W. Murray
                                 --------------------------------------
                                 Francis W. Murray
                                 President, Chief Executive Officer and
                                 Treasurer


Date: February 15, 2006








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